DELAWARE GROUP ADVISER FUNDS

Delaware U.S. Growth Fund

Supplement to the Prospectuses dated December 31, 2001

The discussion of the Fund's investment policies under "What are the Fund's main investment strategies?", "Our investment strategies" and "The securities we typically invest in" is amended as set forth below:

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Fund may invest up to 20% of its assets in debt securities.

This Supplement is dated May 1, 2002.